UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.)

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☒ Definitive Proxy Statement

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electroCore, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On Tuesday, September 8, 2026

Dear Stockholder:

The Annual Meeting of Stockholders of electroCore, Inc. (the “Company”, “we” or “us”), will be held virtually via the internet at www.virtualshareholdermeeting.com/ECOR2026, on Tuesday, September 8, 2026 at 9:00 a.m. Eastern Time for the following purposes:

1.	To elect three Class II directors to the Board for a three-year term of office expiring at the 2029 annual meeting of stockholders;

2.	To ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

3.	To approve, by non-binding advisory vote, the resolution approving named executive officer compensation.

These items of business are more fully described in the Proxy Statement that accompanies this Notice or which is available at the website listed in this Notice. All stockholders are invited to attend the Annual Meeting. The record date for the Annual Meeting is July 10, 2026. Only stockholders of record at the close of business on that date are entitled to notice of and to vote at the Annual Meeting.

The 2026 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast on the internet. No physical meeting will be held.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held on September 8, 2026 at 9:00 a.m. Eastern Time virtually via the internet at

www.virtualshareholdermeeting.com/ECOR2026:

The Notice of Meeting, the Proxy Statement and our Annual Report on Form 10-K

are available at www.proxyvote.com.

By Order of the Board of Directors,

Thomas J. Errico, M.D.

Chairman of the Board

Rockaway, New Jersey

July 20, 2026

You are cordially invited to attend the virtual Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares by following the instructions for voting on the notice and access card, as described in this proxy statement. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope.

Forward-Looking Statements

This Proxy Statement contains various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which represent our expectations or beliefs concerning future events. All statements other than statements of historical facts contained in this Proxy Statement, including statements regarding our future results of operations and financial position, strategy and plans, and our expectations for future operations, are forward-looking statements. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. These forward-looking statements rely on assumptions and involve risks and uncertainties, many of which are beyond our control, including, but not limited to, factors detailed in this Proxy Statement and under Part I, “Item 1A. Risk Factors” and in other sections of our most recent Annual Report on Form 10-K and in our other subsequent filings with the Securities and Exchange Commission (the “SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. All subsequent written and oral forward-looking statements attributable to us or persons acting on its behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on our forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and, except as required by law, we undertake no duty to update or revise any forward-looking statement.

200 Forge Way, Suite 205

Rockaway, NJ 07866

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on September 8, 2026

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

electroCore, Inc. (“electroCore”, the “Company”, “we” or “us”) is sending you these proxy materials because the Board of Directors (the “Board”) of electroCore is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting virtually to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the related proxy card, or follow the instructions below to submit your proxy by phone or online.

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via the virtual meeting website at www.virtualshareholdermeeting.com/ECOR2026. Hosting a virtual meeting enables increased stockholder attendance since stockholders can participate from any location around the world. Stockholders can vote via the internet in advance or during the virtual Annual Meeting.

Will I receive a printed proxy statement and Annual Report on Form 10-K?

Under the “notice and access” rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the internet, instead of mailing printed copies of those materials to each stockholder. As a result, we intend to mail a notice of internet availability of proxy materials on or about July 20, 2026 to all stockholders of record entitled to vote at the Annual Meeting. The notice contains instructions on how to access our proxy materials, including our proxy statement and our Annual Report on Form 10-K. The notice also instructs you on how to access your proxy card to vote through the internet or by telephone. The notice is not a proxy card and cannot be used to vote your shares.

This process is designed to expedite stockholders’ receipt of proxy materials, lower the cost of the Annual Meeting, and help minimize the environmental impact of the Annual Meeting. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise.

How do I attend the virtual Annual Meeting?

This year the Annual Meeting will be a completely virtual meeting. There will be no physical meeting. The meeting will only be conducted via live webcast.

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/ECOR2026 and enter the control number included on your notice of internet availability of proxy materials or on your proxy card. You may begin to log into the meeting platform beginning at 8:45 a.m. Eastern Time on Tuesday, September 8, 2026. The meeting will begin promptly at 9:00 a.m., Eastern Time on Tuesday, September 8, 2026.

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The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Technical assistance will be available for stockholders who experience technical issues accessing the meeting. Contact information for technical support will appear on the virtual meeting website prior to the start of the meeting.

Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How do I gain admission to the virtual Annual Meeting?

You are entitled to attend the virtual Annual Meeting only if you were a stockholder of record as of the record date for the Annual Meeting, which was July 10, 2026, or you hold a valid proxy for the Annual Meeting. You may attend the Annual Meeting, and may vote and submit a question during the Annual Meeting, by visiting www.virtualshareholdermeeting.com/ECOR2026 and using your control number to enter the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on July 10, 2026 will be entitled to vote at the Annual Meeting. As of July 10, 2026, there were 9,015,885 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on July 10, 2026 your shares were registered directly in your name with our transfer agent, Broadridge Corporate Issuer Solutions, Inc. (“Broadridge”), then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by going to the virtual meeting website or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the related proxy card or vote by proxy by phone or online as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on July 10, 2026 your shares were not held in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and a notice of internet availability of proxy materials should be forwarded to you by that organization, which notice will contain instructions on how you may direct the voting of your shares and how to access and participate in the Annual Meeting. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.

How do I ask questions?

If you would like to submit a question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/ECOR2026 which provides functionality for you to submit a question during the meeting. Please note that questions that are pertinent to meeting matters will be answered during the meeting, subject to time constraints, and questions regarding personal matters or others that are not pertinent to meeting matters will not be answered.

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On what matters am I voting?

There are three matters scheduled for a vote:

●	Proposal 1. To elect three Class II directors to the Board for a three-year term of office expiring at the 2029 annual meeting of stockholders.
●	Proposal 2. To ratify the selection of CBIZ CPAs P.C. (“CBIZ CPAs”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
●	Proposal 3. To approve, by non-binding advisory vote, the resolution approving named executive officer compensation (the “Say on Pay Proposal”).

Our Board recommends that you vote your shares:

●	“For” the three Class II directors for a three-year term of office expiring at the 2029 annual meeting of stockholders;
●	“For” the ratification of CBIZ CPAs as our independent registered public accounting firm for the fiscal year end 2026; and
●	“FOR” the Say on Pay Proposal.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

With respect to Proposal 1, you may vote “for” or “withhold” for each of the nominees. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will not generally prevent each of Thomas J. Errico, M.D., James C. Theofilos, and Elena Bonfiglioli from being elected as a director. Shares voted “Withhold” will count towards the quorum requirement for the Annual Meeting. Broker non-votes will have no effect on this proposal.

With respect to Proposal 2, you may vote “For” or “Against” or you may “ABSTAIN” from voting. Abstentions will count towards the quorum requirement for the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not expected with respect to this proposal because brokers generally have discretionary voting authority to vote on the ratification of independent auditors; however, any broker non-votes will have no effect on this proposal.

With respect to Proposal 3, you may vote “For” or “Against” or you may “ABSTAIN” from voting. Abstentions will count towards the quorum requirement for the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

The procedures for voting are:

Stockholder of Record: Shares Registered in Your Name

Stockholders of record may vote their shares (i) electronically at the virtual Annual Meeting, or (ii) by proxy by mail, telephone or internet. Whether or not you plan to attend the virtual Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may choose one of the following voting methods to cast your vote.

1.	To vote electronically at the virtual Annual Meeting, see above in “How do I attend the virtual Annual Meeting?”
2.	If you have received a printed copy of these proxy materials, you may vote by mail by simply marking your proxy, dating and signing it, and return it to us in the postage-paid envelope provided.
3.	To vote by telephone or internet, follow the instructions on the proxy card.

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The method by which you vote now will in no way limit your right to vote electronically at the virtual Annual Meeting if you later decide to attend.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Beneficial holders may access the virtual annual meeting with the control number provided with their notice of internet availability of proxy materials or proxy card, if applicable.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of July 10, 2026.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card by mail, by phone, online or virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

The New York Stock Exchange (NYSE) rules on broker discretionary voting prohibit banks, brokers, and other intermediaries from voting uninstructed shares on certain matters, including the election of directors. Notwithstanding the NYSE rule, banks, brokers, and other intermediaries may choose not to exercise any permitted discretion, in which case, if you hold your stock in street name and do not instruct your bank, broker, or other intermediary how to vote in the election of directors, it is possible that no votes will be cast on your behalf with respect to any Proposal. It is important that you cast your vote on all matters. Withheld votes on Proposal 1, abstentions on Proposals 2 and 3, and broker non-votes, if any, will, however, count towards the quorum requirement for the Annual Meeting.

Are abstentions and broker non-votes counted as votes cast?

No. Abstentions and broker non-votes are not considered “votes cast.” However, because Proposals 2 and 3 require the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the matter, abstentions will have the same effect as votes against those proposals. Broker non-votes, if any, will have no effect on Proposals 1, 2 or 3, but will count towards the quorum requirement for the Annual Meeting.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted:

●	“For” the individual director nominees;
●	“For” the ratification of CBIZ CPAs as our independent registered public accounting firm for the fiscal year end 2026; and
●	“FOR” the Say on Pay Proposal.

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If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We will also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one notice of internet availability of proxy materials?

If you receive more than one notice of internet availability of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions in the notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy by phone or online.

●	You may send a timely written notice that you are revoking your proxy to electroCore’s Corporate Secretary at 200 Forge Way, Suite 205, Rockaway, NJ 07866.

●	You may attend the Annual Meeting and vote virtually. Simply attending the Annual Meeting without voting virtually will not, by itself, revoke your proxy.

Your most current proxy card or proxy submitted by phone or online is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for each of the proposals, votes “For,” “WITHHOLD,” “Against” and any broker non-votes and abstentions.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, reverse stock splits, stockholder proposals, elections of directors (even if not contested) and, executive compensation, including advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine” and brokers, banks or other nominees generally have discretionary voting power with respect to such proposals although not all brokers and nominees may choose to exercise that discretion. Broker non-votes will be counted as present or represented by proxy at the Annual Meeting for the purpose of determining whether a quorum is present at the Annual Meeting.

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How many votes are needed to approve each proposal?

Regarding Proposal 1, the election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the annual Meeting and entitled to vote on the election of a director. This means that if each of the nominees receives one or more votes, he or she will be elected as a director. You may vote “For” or “Withhold” for each of the nominees. Because the outcome of this proposal will be determined by a plurality vote, shares voted “Withhold” will not generally prevent each of Thomas J. Errico, M.D., James C. Theofilos, and Elena Bonfiglioli from being elected as a director. Shares voted “Withhold” will count towards the quorum requirement for the Annual Meeting. Broker non-votes will have no effect on this proposal.

To be approved, Proposal 2, the ratification of CBIZ CPAs as our independent registered public accounting firm, must receive “For” votes from the holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will count towards the quorum requirement for the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not expected with respect to this proposal because brokers generally have discretionary voting authority to vote on the ratification of independent auditors; however, any broker non-votes will have no effect on this proposal.

To be approved, Proposal 3, the Say on Pay Proposal must receive “FOR” votes from holders of a majority of shares present in person or represented by proxy and entitled to vote on the matter. Abstentions will count towards the quorum requirement for the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes will have no effect on this proposal.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum is present if stockholders holding at least 33.33% of the outstanding shares of common stock entitled to vote are present at the Annual Meeting in person or represented by proxy. As of July 10, 2026, the record date for the Annual Meeting, there were 9,015,885 shares outstanding and entitled to vote. Thus, the holders of 3,005,295 shares must be present in person or represented by proxy at the Annual Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) by mail, by phone or online or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either the chairman of the Annual Meeting or the holders of a majority of shares present at the Annual Meeting in person or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known, file an additional Form 8-K to publish the final results.

What proxy materials are available on the internet?

The proxy statement and Form 10-K are available at www.proxyvote.com.

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PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board is divided into three classes and currently has six members. Each class has a three-year term expiring at the annual meeting in the third year following election. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

Following the resignation of Thomas M. Patton as a member of the Company’s Board on May 16, 2026, the size of the Board was decreased by resolution of the Board from seven to six members.

There are three continuing Class II directors in the class whose term of office expires as of the Annual Meeting that have been nominated by the Board for election at the Annual Meeting: Thomas J. Errico, M.D., James C. Theofilos, and Elena Bonfiglioli. If elected at the Annual Meeting, each of these nominees will serve until the 2029 annual meeting of stockholders.

It is our policy to invite and encourage directors and the director nominee to attend the Annual Meeting. All of the then-incumbent directors attended the 2025 annual meeting of stockholders.

Directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Accordingly, for Proposal 1, the nominees have to receive the highest number of votes cast in order to be elected. Shares represented by properly submitted proxies, whether submitted by mail, telephone or internet, will be voted, if authority to do so is not withheld, for the election of each of the three nominees named below.

If any of the nominees become unavailable for election as a result of an unexpected occurrence, shares that would have been voted for such nominee will instead be voted for the election of a substitute nominee that the Board will propose. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any of the nominees will be unable to serve.

NOMINEES FOR THE CLASS II DIRECTOR POSITION

Our nominating and governance committee seeks to assemble a Board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, the nominating and governance committee has identified and evaluated the nominees in the broader context of the Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that the nominating and governance committee views as critical to effective functioning of the Board. The brief biographies below include information, as of the date of this proxy statement, regarding the specific and particular experience, qualifications, attributes or skills of the director nominees that led the nominating and governance committee to believe that nominee should continue to serve on the Board. However, each of the members of the nominating and governance committee may have a variety of reasons why he believes a particular person would be an appropriate nominee for the Board, and these views may differ from the views of other members.

The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes or skills of such nominee that led the nominating and governance committee to recommend that person as a nominee for director, as of the date of this proxy statement.

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Thomas J. Errico, M.D.

Thomas J. Errico, M.D., 74, is a founder of our company and has served as a member of the Board since 2005. Dr. Errico has been a board-certified orthopedic surgeon since 1986 and currently serves as a pediatric orthopedic spine surgeon at Nicklaus Children’s Hospital since 2018. He also is an associate Professor of Orthopedic Surgery at the University of Miami School of Medicine. He previously served as the chief, Division of Spine Surgery in Orthopedics, at NYU Langone Health from 1997 until 2018 and was an adjunct professor of the Department of Orthopedic Surgery at NYU Grossman School of Medicine. He currently serves on the board of Setting Scoliosis Straight, a nonprofit organization focused on advancing medical techniques in the treatment of spinal deformities. In addition, Dr. Errico is a member of the International Society for the Advancement of Spine Surgery and served as its president from 2010 to 2011. He is also an original member of the North American Spine Society and served as its president from 2003 to 2004. Dr. Errico has founded multiple companies in the healthcare industry, including Spinecore, Inc. in 2001, where he served as a director until it was sold to Stryker, Inc. in 2004. Dr. Errico was also a founding member of K2M Group Holdings, Inc. in January 2004. Dr. Errico holds a B.S. in zoology from Rutgers University and an M.D. from Rutgers Medical School, formerly the University of Medicine and Dentistry of New Jersey. The Board believes Dr. Errico is qualified to serve on the Board due to his long tenure as a practicing spine-surgeon and his leadership role with world-class medical institutions, as well as serving as a co-founder, director and investor in a number of successful early-stage healthcare companies.

James C. Theofilos

James C. Theofilos, 31, has been the Artificial Intelligence Capacity Go-to-Market (“GTM”) Lead at Google Cloud since October 2025. In this role, Mr. Theofilos manages and drives various business functions, including Graphics Processing Unit and Tensor Processing Unit allocations, Google Gemini shipments and lifecycles, as well as general availability across the globe. From October 2023 to September 2025, Mr. Theofilos was a Senior Finance Manager within the Azure and artificial intelligence division of Microsoft Corporation (“Microsoft”). In this role at Microsoft, Mr. Theofilos was the GTM Finance Lead across Microsoft’s AI Apps & Agents team, which includes all of Microsoft’s AI models, GitHub Copilot, Copilot Studio, and other products. Previously, Mr. Theofilos held various finance positions at Microsoft including his position as the Finance Lead for Microsoft’s Global Healthcare & Life Sciences Sales team, which included exposure to the Health Providers, Payors, Pharma and Med Tech industry verticals. Prior to that, Mr. Theofilos consulted as a Group Project Manager at VICI Properties Inc., a publicly traded Real Estate Investment Trust primarily engaged in the business of owning and acquiring gaming, hospitality, wellness, entertainment, and leisure destinations, based in New York City. Mr. Theofilos holds an M.S. in Finance and a B.S.B.A. in Finance from Washington University in Saint Louis. The Board believes that Mr. Theofilos’ business experience, and his knowledge of the finance and technology industries, qualify him to serve on the Board.

Elena Bonfiglioli

Ms. Bonfiglioli, age 54, has been the Global Business Leader for Healthcare, Pharma Life Sciences of Microsoft since January 2022. In this role, Ms. Bonfiglioli is responsible for go-to-market, commercial, pipeline development and strategic partnerships in artificial intelligence transformation across health providers, payors and life sciences’ organizations globally. Ms. Bonfiglioli has also been the Regional Business Leader for Health and Life Sciences of Microsoft’s Europe Middle East Africa (“EMEA”) region since August 2017. Previously, Ms. Bonfiglioli held other positions at Microsoft, including as Senior Director – Health Industry of the EMEA region. Since 2023, Ms. Bonfiglioli has been a member of the Drug Information Association (DIA) Pharma Advisory Council for EMEA. From time to time, Ms. Bonfiglioli has also served as an advisor to private biopharma and medtech organizations. She is on the Advisory Board of Kearney Women Health community initiative and sits in the Board of Care since July 2025. Ms. Bonfiglioli holds a master’s degree in European economics from the College of Europe, a Laurea Degree in Business and Managerial Economics from the University of Modena, and a Licentiate Degree in applied economics from the University of Montpellier. The Board believes that Ms. Bonfiglioli’s business experience, and her knowledge of the life sciences and technology industries, qualify her to serve on the Board.

Required Vote

Regarding Proposal 1, the Board’s nominees will be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the director election matter. Only votes “For” will affect the outcome with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED IN THIS PROPOSAL 1.

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CONTINUING DIRECTORS

Class III Director (Term Expiring in 2027)

John P. Gandolfo

John P. Gandolfo, 65, has served as a member of the Board since April 2020. He brings to the Board more than 30 years of financial leadership at both public and private companies across multiple industry sectors, including in expense control and cash flow optimization having retired in 2024 as chief financial officer of Eyenovia, Inc., a publicly held, late clinical stage biopharmaceutical company focusing on the development of ophthalmic drugs. Prior to Eyenovia, he served as chief financial officer of Xtant Medical Holdings, Inc., a publicly held orthopedic and spine medical device company with multiple operations throughout the United States from 2010 to 2017. He has served on the board of Oragenics, Inc, a clinical stage biopharma company developing concussion and other neurological drugs, since September 2023. His prior healthcare-related experience includes roles as chief financial officer of Progenitor Cell Therapy LLC, Power Medical Interventions and Bioject, Inc., among others. Mr. Gandolfo’s experience also includes serving on the audit committees of the boards of multiple medical technology companies including Odyssey Health, Inc., a medical device company which he served as a director from 2019 to 2023. Mr. Gandolfo holds a B.A. in business administration from Rutgers University. The Board believes that these experiences, and his ability to serve as a financial expert on our audit committee, qualify him to serve on the Board.

Class I Directors (Terms Expiring in 2028)

Julie A. Goldstein

Julie A. Goldstein, 67, has served on the Board since March 2022 and brings more than 30 years of senior leadership experience in marketing, media, and brand development across music, television, radio, and live entertainment. She was Vice President of Marketing and Development at JIVE Records, RCA Records, and Virgin Records, and Vice President of Marketing and Sales at NewsCorp’s TV Guide Television Network, where she led major national and international marketing campaigns and contributed to RCA Records’ successful turnaround, work later featured in a Harvard Business School case study. Earlier in her career, Ms. Goldstein was a founding member of the team that launched Live 105 in San Francisco, a pioneering alternative radio station. In early 2026, she was honored by the California Radio Society and the Bay Area Radio Museum and Hall of Fame with a Founding Member Legends / Lifetime Achievement recognition for her role in the station’s creation and lasting impact. She is also a Broadway producer and has received multiple industry honors, including Billboard Magazine’s Radio Promotion Director of the Year and the Bertelsmann Key Management Award. She holds a B.A. in Communications and Social Welfare from California State University, Chico.

Patricia Wilber

Patricia Wilber, 64, has served as a member of the Board since March 2022. Ms. Wilber has been a chief marketing officer, global business strategist, and board member who delivers organizational and cultural transformation for branding. She is a pioneer in new franchise models and branded partnerships. Ms. Wilber last served as the executive vice president, chief marketing officer, and managing director of partnerships, EMEA, the highest position in the marketing department at The Walt Disney Company from 2015 to 2018, where she drove growth for Disney’s marquee brands by leading marketing and communications for Disney, Pixar, Star Wars, and Marvel. Additionally, she established and led EMEA’s 40-country integrated marketing, franchise and partnership functions, including a major reorganization of the EMEA channels to boost growth and profitability by significantly reducing expenses. She currently serves on the board of Zapp Electric Vehicles Group Limited. She also serves on the board and is the chair of the nominating and governance executive committee of Yale New Haven Hospital, a medical nonprofit organization, and chairs the nominating and governance committee, and on the patient safety committee of Yale New Haven Health System. She served on the boards of Euro Disney SCA from 2015 to 2018, Magical Cruise Company, more commonly known as the Disney Cruise Line, from 2013 to 2018, and Vibrant Emotional Health from 2022 to 2023. Ms. Wilber holds a B.A. in history from Brown University. The Board believes Ms. Wilber’s strategic marketing expertise and public company board experience qualify her to serve on the Board.

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Skills Matrix

Each director brings relevant experience to the Board. The matrix below shows the Board’s mix of key skills and experience in areas that are important to our business. The skills and experience matrix is also used to identify the skills which we consider when nominating directors. The matrix is a summary; it does not include all the skills, experiences and qualifications that each director nominee offers, and if a particular skill, experience or qualification is not listed it should not signal that a director does not possess that skill, experience or qualification.

Demographic Background

The Board is committed to having diverse individuals from different backgrounds with varying perspectives, professional experience, education and skills serving as members of the Board. The Board believes that a diverse membership with a variety of perspectives and experiences is an important feature of a well-functioning board.

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INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

Our common stock is listed on the Nasdaq Capital Market. Under Nasdaq rules, independent directors must comprise a majority of our Board. Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Board has undertaken a review of the independence of each director and considered whether each director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, the Board has determined that each of our directors are “independent directors” as defined under the applicable rules and regulations of the SEC and the listing requirements and rules of Nasdaq. In making these determinations, the Board has reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director, any relevant family relationships, and transactions involving directors, including those described in the section entitled “Certain Related Party Transactions.”

BOARD LEADERSHIP STRUCTURE

The Board has an independent chairman, Dr. Errico, who has authority, among other things, to call and preside over the Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Board Chairman and our principal executive officer reinforces the independence of the Board in its oversight of the business and affairs of us. In addition, we believe that having an independent Board Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of our company and our stockholders. As a result, we believe that having an independent Board Chairman enhances the effectiveness of the Board as a whole.

There are no family relationships among any of our directors and executive officers nor have any of our executive officers or key employees been involved in a legal proceeding that would be required to be disclosed pursuant to Item 401(f) of Regulation S-K of the Exchange Act.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the key functions of the Board is informed oversight of our risk management process. The Board does not have a standing risk management committee but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure and our audit committee is responsible for considering and discussing our major financial risk exposures and our risk assessment and risk management policies (including those related to data privacy, data security and cybersecurity). Our audit committee also periodically reviews the general process for the oversight of risk management by the Board.

The nominating and governance committee monitors compliance with legal and regulatory requirements and the effectiveness of our corporate governance practices, including whether they are successful in preventing illegal or improper liability-creating conduct. Our nominating and governance committee is responsible for overseeing key aspects of our general risk management efforts, including the allocation of risk management functions among the Board and its committees. Our compensation committee is responsible for assessing and monitoring whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

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MEETINGS OF THE BOARD OF DIRECTORS

The Board met seven times during 2025. Each Board member attended 75% or more of the aggregate number of meetings of the Board and of the committee(s) on which he or she served during the portion of 2025 for which he or she was a director or committee member.

Nasdaq rules require that the non-management directors of the board meet at regularly scheduled executive sessions, without management present, in order to empower the non-management directors to serve as a more effective check on management. During 2025, our non-management directors met in executive session, without management present, at the end of regularly scheduled board meetings or during scheduled executive session calls. Our Board Chairman presides over the executive sessions.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an audit committee, a compensation committee and a nominating and governance committee. The following table provides membership and meeting information for 2025 for each of the Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Thomas J. Errico, M.D.		X	X*
John P. Gandolfo (1)	X	X*
Julie Goldstein		X	X
Thomas M. Patton (1)	X*
Charles S. Theofilos, M.D. (2)		X	X
Patricia Wilber	X		X
James C. Theofilos (3)	X
Number of meetings in 2025	6	5	5

*Committee Chair

(1)	As described herein, Mr. Patton resigned from the Board, effective May 16, 2026. Effective as of May 16, 2026, John P. Gandolfo, was appointed as chair of the Audit Committee.
(2)	Dr. Theofilos resigned from the Board on February 24, 2025.
(3)	Mr. Theofilos was appointed as a member of the Audit Committee in September 2025.

Below is a description of each committee of the Board. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence,” and each member is free of any relationship that would impair his individual exercise of independent judgment with regard to us.

Audit Committee

Our audit committee reviews our internal accounting procedures and consults with and reviews the services provided by our independent registered public accountants. Our audit committee currently consists of three directors, Mr. Gandolfo, Ms. Wilber and Mr. Theofilos. Effective May 16, 2026, John P. Gandolfo, a member of the Board and the Audit Committee, was appointed as chair of the Audit Committee, and it is the opinion of the Board that Mr. Gandolfo is an “audit committee financial expert” as defined by SEC rules and regulations. The Board has determined that each of the members of our audit committee is independent under Nasdaq listing rules and under Rule 10A-3 under the Exchange Act. We intend to continue to evaluate and comply with the requirements applicable to the audit committee. The principal duties and responsibilities of our audit committee include:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;
●	discussing with our independent registered public accounting firm their independence from management and us;

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●	reviewing with our independent registered public accounting firm the scope and results of their audit;
●	approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm and related fees;
●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;
●	establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal control or auditing matters;
●	reviewing our code of business conduct and ethics and recommending any changes to the Board;
●	reviewing and approving certain related party transactions; and
●	discussing our major financial risk exposures (including those related to data privacy, cybersecurity data security and network security) and management’s program to monitor, assess and control such exposures, including our risk assessment and risk management policies.

Report of the Audit Committee of the Board of Directors

The audit committee reviewed, and discussed with management and CBIZ CPAs, our independent registered public accounting firm, our audited consolidated financial statements for the fiscal year ended December 31, 2025. The audit committee received, reviewed and discussed (i) the written disclosures and communications from CBIZ CPAs regarding relationships, if any, which might impair CBIZ CPAs independence from management and us, and (ii) all required communications pertaining to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and filed with the Securities and Exchange Commission.

/s/ John P. Gandolfo, Chair

/s/ Thomas M. Patton, Former Chair

/s/ James C. Theofilos

/s/ Patricia Wilber

The material in this audit committee report is not “soliciting material,” is not deemed “filed” with the Commission and is not to be incorporated by reference in any of our filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Compensation Committee

Our compensation committee reviews and determines the compensation of our executive officers. Our compensation committee currently consists of three directors, Dr. Errico, Mr. Gandolfo and Ms. Goldstein, each of whom is a non-employee member of the Board as defined in Rule 16b-3 under the Exchange Act. Mr. Gandolfo is the chairman of the compensation committee. The Board is of the opinion that the composition and functioning of our compensation committee satisfies the applicable independence and other applicable requirements of Nasdaq and SEC rules and regulations. We intend to continue to evaluate and comply with the requirements applicable to our compensation committee. The principal duties and responsibilities of our compensation committee include:

●	establishing, approving, and making recommendations to the Board regarding performance goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of those goals and objectives and recommending to the full Board for approval, the chief executive officer’s compensation, including incentive-based and equity-based compensation, based on that evaluation;

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●	setting the compensation of our other executive officers, based in part on recommendations of the chief executive officer;
●	reviewing, approving, and making recommendations to the Board regarding employment agreements, severance arrangements and change of control agreements for the Chief Executive Officer and other executive officers, as appropriate;
●	exercising administrative authority under our stock plans and employee benefit plans;
●	establishing policies and making recommendations to the Board regarding director compensation;
●	review, approve and oversee the policies and procedures in connection with any compensation clawback policy;
●	reviewing compensation plans, programs and policies; and
●	handling other matters that are specifically delegated to the compensation committee by the Board from time to time.

The compensation committee meets regularly in executive session without management present. However, from time to time, various members of management and other employees as well as outside advisors or consultants may be invited by the compensation committee to make presentations, to provide financial or other background information or advice or to otherwise participate in compensation committee meetings. The Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of the compensation committee regarding his compensation or individual performance objectives. The charter of the compensation committee grants the compensation committee the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it will deem appropriate. In addition, under its charter, the compensation committee has the authority to select, retain and terminate, at our expense, advice and assistance from any consultants, independent legal counsel or other advisors.

The compensation committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy and new trends, plans or approaches to compensation, at various meetings throughout the year. For executives other than the Chief Executive Officer, the compensation committee solicits and considers evaluations and recommendations submitted to the compensation committee by the Chief Executive Officer with respect to individual employee performance. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the compensation committee with input from other independent Board members, which recommends to the Board any adjustments to his compensation as well as awards to be granted as part of its deliberations, the compensation committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director share ownership information, stock performance data, analyses of historical executive compensation levels and current Company-wide compensation levels and recommendations of a compensation consultant, including analyses of executive and director compensation paid at other companies identified by the consultant, or otherwise considered by the Committee, to be comparable to us. During the year ended December 31, 2025, and 2024, the compensation committee in its discretion did not engage a compensation consultant.

For additional information as to how the compensation process will be handled until such time as we hire a new Chief Executive Officer, see “Executive Compensation – Narrative to the Summary Compensation Table – Decision-Making Process.”

Nominating and Governance Committee

Our nominating and governance committee currently consists of three directors, Dr. Errico, Ms. Goldstein, and Ms. Wilber. Dr. Errico is the chairman of the nominating and governance committee.

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In the opinion of the Board, the composition of our nominating and governance committee satisfies the applicable independence requirements under, and the functioning of our nominating and governance committee complies with, the applicable requirements of Nasdaq. The Board also believes that each member of our nominating and governance committee satisfies the applicable independence requirements of Nasdaq. We will continue to evaluate and will comply with all future requirements applicable to our nominating and governance committee. The nominating and governance committee’s responsibilities include:

●	annually reviewing the list of director selection criteria contained in our corporate governance guidelines, and making recommendations to the Board regarding necessary or appropriate changes thereto;
●	identifying, reviewing and evaluating candidates, including candidates submitted by stockholders, for election to the Board and recommending to the Board (i) nominees to fill vacancies or new positions on the Board and (ii) the slate of nominees to stand for election by our stockholders at each annual meeting of stockholders; and
●	annually recommending to the Board (i) the assignment of directors to serve on each committee; (ii) the chairman of each committee and (iii) the chairman of the Board or lead independent director, as appropriate; developing, recommending, overseeing the implementation of and monitoring compliance with, our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes thereto; reviewing the adequacy of our certificate of incorporation and bylaws and recommending to the Board, as conditions dictate, amendments for consideration by the stockholders; and such other matters as directed by the Board.

The nominating and governance committee believes that candidates for director should have certain minimum qualifications, which are described in our Corporate Governance Guidelines. The nominating and governance committee also takes these minimum qualifications into account in identifying and evaluating director nominees, including nominees validly recommended by stockholders in accordance with applicable law and the provisions of our bylaws. In identifying director nominees, the nominating and governance committee strives for a diverse mix of backgrounds and expertise that enhances the ability of the directors collectively to understand the issues facing us and to fulfill the responsibilities of the Board and its committees.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our compensation committee was, during the year ended December 31, 2025, an officer or employee of ours, was formerly an officer of ours or had any relationship requiring disclosure by us under Item 404 of Regulation S-K. No interlocking relationship as described in Item 407(e)(4) of Regulation S-K exists between any of our executive officers or Compensation Committee members, on the one hand, and the executive officers or compensation committee members of any other entity, on the other hand, nor has any such interlocking relationship existed in the past.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any interested party may communicate in writing with any particular director, including our chairman, any committee of the Board, or the directors as a group, by sending such written communication to our Corporate Secretary at our principal executive offices at 200 Forge Way, Suite 205, Rockaway, NJ 07866. Copies of written communications received at such address will be provided to the Board or the relevant director unless such communications are considered, in the reasonable judgment of our Corporate Secretary, to be of a purely marketing nature or inappropriate for submission to the intended recipient(s). The Corporate Secretary or his designee may analyze and prepare a response to the information contained in communications received and may deliver a copy of the communication to other Company staff members or agents who are responsible for analyzing or responding to complaints or requests. Communications concerning potential director nominees submitted by any of our stockholders will be forwarded to the chairman of the nominating and governance committee.

CODE OF BUSINESS CONDUCT AND ETHICS FOR EMPLOYEES, EXECUTIVE OFFICERS AND DIRECTORS

We have adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) applicable to all of our employees, executive officers and directors. The Code of Conduct is available on our website at https://investor.electrocore.com/static-files/363fd3ef-5be2-418c-89cd-30bb215b37ca. The audit committee of the Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for executive officers and directors. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website. A copy of the Code of Conduct may be provided to any person without charge upon written request to: electroCore, Inc., Attn: Corporate Secretary, 200 Forge Way, Suite 205, Rockaway, NJ 07866.

CORPORATE GOVERNANCE GUIDELINES

We have adopted Corporate Governance Guidelines to ensure that the Board has the necessary authority and practices in place to review and evaluate our business operations as needed and can make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board generally intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, and board committees and compensation. The Corporate Governance Guidelines, as well as the charters for each committee of the Board, are available on our website at www.electrocore.com.

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PROPOSAL 2 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

Our independent registered public accounting firm for the fiscal year ended December 31, 2025 was the firm of CBIZ CPAs, which acquired Marcum LLP (“Marcum”) in November 2024. The audit committee of the Board has selected CBIZ CPAs as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of CBIZ CPAs are expected to be present at the virtual Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of CBIZ CPAs as our independent registered public accounting firm. However, the audit committee is submitting the selection of CBIZ CPAs to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of us and our stockholders.

CHANGE IN CERTIFYING ACCOUNTANT

Based on information provided by Marcum, the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2024, CBIZ CPAs acquired the attest business of Marcum, effective November 1, 2024. Marcum continued to serve as the Company’s independent registered public accounting firm through April 1, 2025. On April 1, 2025, Marcum resigned as the Company’s independent registered public accounting firm, and CBIZ CPAs was engaged to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2025, effective immediately. The engagement of CBIZ CPAs was approved by the audit committee the Board. The services previously provided by Marcum will now be provided by CBIZ CPAs. Marcum audited our financial statements from 2020 until their resignation in 2025.

Prior to engaging CBIZ CPAs, the Company did not consult with CBIZ CPAs regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The reports of Marcum regarding the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2024 and 2023, and through April 1, 2025, the date of Marcum’s resignation, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its reports and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that, as reported in the Company’s 10-Q for the fiscal period ended September 30, 2023, as of September 30, 2023, the Company determined there was a material weakness in its internal control over financial reporting due to a deficiency in its controls over vendor management. As previously reported, this material weakness has been remediated, did not result in any identified misstatement, and there were no changes to previously reported financial results.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees billed to us for the fiscal years ended December 31, 2025 and December 31, 2024 by our principal accountants for these each of these two fiscal years.

	Year Ended December 31
	2025	2024
Audit Fees	$380,215	346,858
Audit-Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-
Total Fees	$380,215	346,858

All fees described above were pre-approved by the audit committee.

Audit Fees include fees billed for the fiscal year shown for professional services for the audit of our annual financial statements, quarterly reviews, and review of our registration statements and other SEC filings.

PRE-APPROVAL POLICIES AND PROCEDURES

The audit committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The audit committee generally pre-approves specified services in the defined categories of audit services, audit-related, tax and other services up to specified amounts. The terms and fees of the annual engagement of the independent auditor are also subject to the specific pre-approval of the audit committee. The pre-approval of services may be delegated to subcommittees consisting of one or more of the audit committee’s members, but the decision must be reported to the full audit committee at its next scheduled meeting.

Required Vote

To be approved, Proposal 2, the ratification of CBIZ CPAs as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes are not expected with respect to this proposal because brokers generally have discretionary voting authority to vote on the ratification of independent auditors; however, any broker non-votes will have no effect on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS

A VOTE “FOR” PROPOSAL 2.

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PROPOSAL 3 - NON-BINDING ADVISORY VOTE ON THE COMPANY’S NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are asking our stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement. Accordingly, the following advisory resolution is submitted for stockholder vote at the Annual Meeting:

RESOLVED, that the stockholders of electroCore, Inc. approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, including the compensation tables regarding named executive officer compensation and the narrative disclosures that accompany the compensation tables.

Although the “say-on-pay” vote is non-binding, the Board and the compensation committee will review and consider the voting results when evaluating our named executive officer compensation program.

Required Vote

The Say on Pay Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the Annual Meeting and will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL 3.

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EXECUTIVE OFFICERS

The following table sets forth information concerning our executive officers:

Name	Age	Position
Joshua S. Lev	41	Interim President and Chief Financial Officer
Michael Fox	59	Chief Operating Officer

EXECUTIVE OFFICERS

Joshua S. Lev

Joshua S. Lev, 41, has served as our Chief Financial Officer since October 2024, and as our Interim President since April 2026. Mr. Lev served as the Chief Strategy Officer of the Company from January 2022 to October 2024, previously serving as Vice President of Business Development, Strategy and Financial Planning from February 2020 to January 2022. Prior to joining the Company, Mr. Lev worked for greater than 15 years in the financial services industry as an investment banker and investor focusing on emerging growth companies. From 2011 to February 2020, Mr. Lev served as Director of Business Development at Wellfleet Partners, Inc. focusing on capital raising, M&A, strategic transactions and institutional client relations. From March 2014 through February 2020, he was a co-founder of Aracle Capital, LLC, an investment firm with a focus on early-stage and emerging-growth companies. Mr. Lev received an M.B.A. from the University of North Carolina’s Kenan-Flagler Business School and a B.S. in Business & Management from the Sy Syms School of Business at Yeshiva University.

Michael P. Fox

Mr. Fox, age 59, has served our Chief Operating Officer since April 2026. From July 2023 to March 2026, Mr. Fox was the Chief Revenue Officer of ProMedTek, Inc., a privately held medical technology company. Prior to that, Mr. Fox was a rare diseases area business manager at Pfizer, Inc. from January 2019 to June 2023. Mr. Fox has held various other roles in the medical sales field. Mr. Fox began his career at Pfizer, Inc. where he served in various roles from 1990 to 2009. Mr. Fox has also been a medical consultant for V-Locity Medical Consulting since October 2019. Mr. Fox received a B.S. in Animal Science from Western Illinois University.

Executive officers serve at the pleasure of our Board.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our shares of common stock as of July 10, 2026 for:

●	each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of its shares of common stock;
●	each of our named executive officers;
●	each of our directors; and
●	all of our current executive officers and directors as a group.

The percentage ownership information is based upon 9,015,885 of common stock outstanding as of July 10, 2026. We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options, restricted and deferred stock units, restricted stock awards or warrants that were outstanding on July 10, 2026 and which are exercisable on or before September 8, 2026, which is 60 days after July 10, 2026. These shares are deemed to be outstanding and beneficially owned by the person holding those options, restricted and deferred stock units, restricted stock awards or warrants for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws. Except as otherwise noted below, the address for persons listed in the table is c/o electroCore, Inc., 200 Forge Way, Suite 205, Rockaway, NJ 07866.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Principal Stockholders:
AMW Investment Company, Inc. (1)	509,100	5.3%
Charles S. Theofilos, M.D.; Kathryn Theofilos; and Happy Holstein Management, LLC.(2)	1,046,211	9.9%
Hilve Holdings Ltd. (3)	517,000	5.7%
Zhang Tianyi(4)	734,638	8.1%
Named Executive Officers and Directors:
Elena Bonfiglioli(5)	7,637	*
Thomas J. Errico, M.D.(6)	352,348	3.9%
Michael Fox	-	*
John P. Gandolfo(7)	88,098	*
Daniel S. Goldberger(8)	231,018	2.5%
Julie A. Goldstein(9)	168,068	1.8%
Joshua S. Lev(10)	29,555	*
James C. Theofilos(11)	8,776	*
Patricia Wilber(12)	75,790	*
Directors and named executive officers as a group (8 persons)	730,272	7.8%

*Denotes less than one percent.

1.	Based on a Schedule 13G/A filed with the SEC on November 13, 2025. Represents 509,100 shares of common stock beneficially owned by AWM Investment Company, Inc., a Delaware corporation (“AWM”), as the investment adviser to Special Situations Cayman Fund, L.P., a Cayman Islands Limited Partnership (“Cayman”), and Special Situations Fund III QP, L.P., a Delaware limited partnership (“SSFQP” and, together with Cayman, SSFQP and the “AWM Funds”). David M. Greenhouse and Adam C. Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the AWM Funds. Includes 509,100 shares of common stock underlying warrants. AWM is subject to a 9.99% beneficial ownership limitation. The amounts set forth in the table above give effect to such beneficial ownership limitations. The address for AWM is c/o Special Situations Funds, 527 Madison Avenue, Suite 2600, New York, New York, 10022.

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2.	Based on a Schedule 13G/A filed with the SEC on July 9, 2025. Represents 1,046,211 shares of common stock beneficially owned by Charles S. Theofilos, M.D.; Kathryn Theofilos; and Happy Holstein Management, LLC (“HH Management”) as a group. Includes (i) 358,557 shares of common stock held directly by Dr. Theofilos, (ii) 85,973 shares of common stock held in a joint account between Dr. Theofilos and his wife, Kathryn Theofilos, (iii) 153,168 shares of common stock held by Happy Holstein, LLLP, of which HH Management is the general partner, of which Kathryn Theofilos is the manager, (iv) 790 shares of common stock held by MCKT, LLC, a Florida limited liability company of which Kathryn Theofilos is the manager, (v) 439,167 shares of common stock issuable upon exercise of presently exercisable warrants held by HH Management, and (vi) 8,556 shares of common stock held by Kathryn Theofilos. Excludes 1,112,610 shares of common stock issuable upon exercise of warrants held by HH Management due to a 9.99% beneficial ownership limitation.
3.	Based on a Schedule 13G filed with the SEC on May 5, 2026.
4.	Based on a Schedule 13G filed with the SEC on June 5, 2025.
5.	Represents 7,637 shares of common stock.
6.	Represents 269,106 shares of common stock held directly by Dr. Errico, 1,296 shares of common stock held directly by a trust for the benefit of Dr. Errico’s family members and 11,000 shares owned by a trust for the benefit of Dr. Errico; 14,016 options to purchase shares of common stock; and 56,930 deferred stock units.
7.	Represents 4,066 shares of common stock and 84,032 deferred stock units.
8.	Represents 179,071 shares of common stock, 7,200 restricted stock units and 44,747 warrants to purchase shares of common stock. Mr. Goldberger retired as Chief Executive Officer effective April 1, 2026 and also resigned as a member of the Company’s Board, as of March 17, 2026.
9.	Represents 72,376 shares of common stock, 45,834 options to purchase common stock, 29,011 deferred stock units and 20,847 warrants to purchase shares of common stock.
10.	Represents 2,889 shares of common stock and 26,666 options to purchase shares of common stock.
11.	Represents 6,930 shares of common stock and 1,846 restricted stock units.
12.	Represents 53,314 shares of common stock, 19,011 restricted stock units and 3,465 warrants to purchase common stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our shares of common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to it and written representations that no other reports were required, during the fiscal year ended December 31, 2025, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with.

EXECUTIVE COMPENSATION

The Company is currently subject to the scaled reporting rules of the SEC applicable to smaller reporting companies. The following section and notes describe, under such scaled reporting rules, information for the fiscal years ended December 31, 2025 and 2024, concerning the compensation awarded to, earned by or paid to: (i) our principal executive officer during the fiscal year ended December 31, 2025, and (ii) the most highly compensated executive officer, other than the principal executive officer, during the fiscal year ended December 31, 2025 (collectively, the “NEOs”). Our only executive officers during the fiscal year ended December 31, 2025 were our now former Chief Executive Officer, Daniel S. Goldberger, and our retired Chief Financial Officer.

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SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Non-equity incentive plan compensation ($)	All Other Compensation ($)(3)	Total ($)
Daniel S. Goldberger	2025	668,708	152,198	788,198	-	27,583	1,636,687
Former Chief Executive Officer(4)	2024	631,071	473,250	486,000	-	28,264	1,618,585

Joshua S. Lev	2025	415,000	86,320	178,580	-	27,580	707,480
Chief Financial Officer	2024	408,165	170,000	98,720	-	26,937	703,822

(1)	Bonuses in this column represent discretionary cash bonuses approved by the Board and/or compensation committee of the Board for 2025 or 2024, as applicable.
(2)	Stock awards in this column include RSUs granted in January 2025 and discretionary stock bonuses approved by the Board and/or compensation committee of the Board for 2025.
(3)	These amounts consist of payments of health care premiums, contributions to health savings accounts, and employer 401(k) contributions.
(4)	Effective April 1, 2026, Mr. Goldberger retired as Chief Executive Officer.

NARRATIVE TO THE SUMMARY COMPENSATION TABLE

Executive Compensation Philosophy

We review compensation annually for all employees, including our NEOs. Our compensation philosophy is centered around two key tenets: (1) building long-term value for our stockholders, and (2) driving employee engagement. To that end, our executive compensation program is grounded in the following principles:

Attraction and Engagement	Enable us to attract highly-talented people with exceptional leadership capabilities and engage high-caliber talent.
Competitiveness	Provide total compensation opportunity levels that are competitive with those being offered to individuals holding comparable positions at other companies with which we compete for business and leadership talent.
Stockholder Alignment	Deliver majority of compensation through pay elements that are designed to create long-term value for our stockholders, as well as foster a culture of ownership.

The Decision-Making Process

In establishing NEO compensation (including equity incentive awards, long-term incentive awards, base salary, bonus, bonus targets and associated performance goals), we consider the following:

●	the relative importance of each NEO’s role and responsibilities;
●	how the NEO has performed relative to these roles and responsibilities, which may include previously approved individualized objectives;
●	overall company performance, which may include, but not be limited to, financial metrics and stock performance; and
●	compensation for comparable positions in the market (as defined by a combination of identified industry comparables and industry/size-specific survey data). The compensation committee oversees the executive compensation program for our NEOs. The committee may work closely with an independent consultant and management to examine the effectiveness of our executive compensation program throughout the year and seeks to ensure that the executive compensation program supports our business goals and aligns with stockholder interests.

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Our compensation committee is responsible for the review and approval of compensation, including equity incentive awards, long-term incentive awards, base salary, bonus, bonus targets and associated performance goals, for all executive officers other than the CEO, and until such time as we hire a Chief Executive Officer, our Interim President and our Chief Operating Officer. Our compensation committee typically reviews and discusses management’s proposed compensation with the CEO for all executives other than the CEO, and until such time as we hire a Chief Executive Officer, the compensation committee will be discussing such matters with our Interim President and Chief Operating Officer, as needed.

For the CEO’s compensation, and until such time as we hire a Chief Executive Officer, for our Interim President and our Chief Operating Officer’s respective compensation, the compensation committee reviews and recommends to the Board for approval, annual compensation elements, including equity incentive awards, long-term incentive awards, base salary, bonus, bonus targets and associated performance goals. Based on those discussions and after receiving recommendations from the compensation committee, the Board, in its discretion, ultimately sets compensation for the CEO, and until such time as we hire a Chief Executive Officer, for our Interim President and our Chief Operating Officer. The CEO shall not be present during the voting or deliberations by the compensation committee on the CEO’s compensation, and until such time as we hire a Chief Executive Officer, our Interim President and Chief Operating Officer shall not be present during the voting or deliberations by the compensation committee or the Board on their respective compensation.

Clawback Policy

We recently adopted a written compensation recovery policy in accordance with applicable Nasdaq rules, a copy of which is filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. The policy generally provides that we will seek to recover any incentive-based compensation erroneously awarded to any current or former executive officer due to material noncompliance with any financial reporting requirement under the securities laws during the three completed fiscal years immediately preceding the date we determine that an accounting restatement is required.

Annual Base Salary

For 2024, Mr. Goldberger received a base salary of $631,071 per annum, which was increased to $669,000 for 2025 and $685,725 for 2026.

In 2024, Mr. Lev received a base salary of $415,000 per annum. In January 2026, Mr. Lev’s base salary was increased to $433,675 for 2026, which was further increased to $470,000 in connection with him becoming Interim President effective April 1, 2026.

Annual Bonus

We offer our NEOs the opportunity to earn annual discretionary bonuses. For 2025, annual bonuses were based on such factors as deemed appropriate by the Board and the compensation committee, as applicable, including peer group data and a variety of individual and company priorities, objectives and achievements relating to 2025, as well as the individual NEO’s performance as it related to their areas of responsibility. Bonuses may be paid in whole or in part by cash or equity in the discretion of the Board and the compensation committee, as applicable.

Long-Term Incentives

Our equity-based incentive awards are designed to align our interests with those of our employees and consultants, including our executive officers. In addition to consideration for long-term annual equity incentive awards, our executives generally are awarded an initial new hire grant upon commencement of employment.

Following our initial public offering, all employee equity awards have been granted pursuant to the 2018 Omnibus Equity Incentive Plan (the “2018 Plan”), or from time to time pursuant to inducement grants outside of the 2018 Plan under Nasdaq Listing Rule 5635(c)(4). All equity awards are granted pursuant to the 2018 Plan, or from time to time pursuant to inducement grants outside of the 2018 Plan under Nasdaq Listing Rule 5635(c)(4). All stock options are granted with a per share exercise price equal to no less than the “Fair Market Value” under the 2018 Plan, and in accordance with Nasdaq rules. Our equity grants to employees generally vest over a three- or four-year period.

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Equity Compensation

On January 18, 2025, Mr. Goldberger received an incentive award of 40,000 restricted stock units with vesting of one-third of the underlying shares of common stock on each of the first, second, and third anniversaries of the date of grant, subject to Mr. Goldberger’s continued employment with us through the applicable vesting dates, and which restricted stock units were also subject to potential acceleration of vesting upon a double-trigger change in control as defined in our Executive Severance Policy.

On January 26, 2026, Mr. Goldberger received an incentive award of 26,000 restricted stock units with vesting of one-third of the underlying shares of common stock on each of the first, second, and third anniversaries of the date of grant, subject to Mr. Goldberger’s continued employment with us through the applicable vesting dates, and which restricted stock units were also subject to potential acceleration of vesting upon a double-trigger change in control as defined in our Executive Severance Policy. In addition, on January 26, 2026, a portion of Mr. Goldberger’s 2025 discretionary bonus was paid through issuance to him of 20,375 shares of immediately vested common stock.

On January 15, 2025, Mr. Lev received an incentive award of 10,000 restricted stock units with vesting of one-third of the underlying shares of common stock on each of the first, second, and third anniversaries of the date of grant, subject to Mr. Lev’s continued employment with us through the applicable vesting dates, and which restricted stock units are also subject to potential acceleration of vesting upon a double-trigger change in control as defined in our Executive Severance Policy.

On January 26, 2026, Mr. Lev received an incentive award of 25,000 restricted stock units with vesting of one-third of the underlying shares of common stock on each of the first, second, and third anniversaries of the date of grant, subject to Mr. Lev’s continued employment with us through the applicable vesting dates, and which restricted stock units are also subject to potential acceleration of vesting upon a double-trigger change in control as defined in our Executive Severance Policy. In addition, on January 26, 2026, a portion of Mr. Lev’s 2025 discretionary bonus was paid through issuance to him of 2,889 shares of immediately vested common stock. In connection with his appointment to Interim President effective April 1, 2026, Mr. Lev was awarded 45,000 restricted stock units that will vest on December 31, 2026, subject to Mr. Lev’s continued employment through such date.

Other Compensation and Benefits

Our NEOs are eligible to participate in our employee benefit plans and programs, including medical and dental benefits and flexible spending accounts, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans. We also sponsor a 401(k) defined contribution plan in which NEOs may participate, subject to limits imposed by the Internal Revenue Code, to the same extent as its other full-time employees.

Retirement Policy

Our voluntary retirement policy provides eligible employees a one-time lump cash payment equal to one week of pay for each year of service to the Company as well as other benefits including potential acceleration of stock-based compensation. To be eligible for our retirement policy, an employee must attain a minimum age of 60 years old and eight minimum years of continuous service to our company.

Employment Agreements

Our current executive officers are not party to employment agreements with a fixed term. They are employed on an at-will basis, subject to the terms of (i) their respective offer letters, and (ii) the Executive Severance Policy described below.

Daniel S. Goldberger

Pursuant to his employment offer letter (the “Goldberger Agreement”), Mr. Goldberger was paid an annual base salary of $669,000 for 2025, which was increased to $685,725 for 2026. In addition, Mr. Goldberger was entitled to receive, subject to employment by us on the applicable date of bonus payout, an annual target discretionary bonus, payable at the discretion of the Board. In January 2025, on the recommendation of the compensation committee, Mr. Goldberger’s target discretionary bonus opportunity for 2025 was adjusted to be 70% of his base salary with an additional 5% increase to be based upon the corporation achieving cash flow breakeven in the second half of 2025, which was not met. For 2026, Mr. Goldberger’s target discretionary bonus opportunity was 75% of his base salary. Pursuant to the Goldberger Agreement, Mr. Goldberger was also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally, to participate in our 401(k) plan and to receive paid time off annually in accordance with our policies in effect from time to time.

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Effective as of March 17, 2026, the Company and Mr. Goldberger entered into a separation agreement pursuant to which Mr. Goldberger retired from the Company and has agreed to provide advisory and transition services to the Company following April 1, 2026 (the “Separation Date”) for a period of one year (the “Consulting Period”). Pursuant to the agreement, effective as of the Separation Date, 19,737 restricted stock units previously granted to Mr. Goldberger vested on a prorated basis in accordance with the vesting provisions of the applicable award agreements. During the Consulting Period, an additional 43,200 restricted stock units that did not vest on a prorated basis as of April 1, 2026 shall continue to vest, subject to his continued consulting services under the agreement through the applicable vesting dates, in equal monthly installments of 3,600 restricted stock units per month.

Mr. Goldberger’s remaining unvested 31,397 restricted stock units were forfeited and cancelled without consideration as of the Separation Date. Additionally, pursuant to and subject to the terms and conditions of the agreement, the Company paid all amounts comprising Mr. Goldberger’s Accrued Obligations as defined in our Executive Severance Policy, including Mr. Goldberger’s unpaid base salary earned through the Separation Date, any accrued and unused paid time off in accordance with Company policy, reimbursable business expenses reasonably incurred through the Separation Date, and any vested benefits under applicable benefit plans of the Company, in each case in accordance with applicable law and Company policy (the “Accrued Obligations”). Pursuant to the agreement, and in accordance with our Executive Severance Policy, Mr. Goldberger will also receive a cash severance payment of $1,200,098, payable in installments over the 12-month period commencing on the Company’s first regular payroll date following the Separation Date. The agreement also provides Mr. Goldberger the right, but not the obligation, to invest on a pari passu basis to other investors in connection with any offering of the Company’s equity securities to third party investors for capital raising purposes through August 31, 2028, on the terms, conditions and limitations set forth in the agreement, a copy of which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 19, 2026.

Joshua S. Lev

Pursuant to his amended employment offer letter (the “Lev Agreement”), effective October 4, 2024, Mr. Lev’s annual base salary was adjusted to $415,000, which was increased to $433,675 in January 2026 and $470,000 effective April 1, 2026. In addition, Mr. Lev is entitled to receive, subject to employment on the applicable date of bonus payout, an annual target discretionary bonus of 45% of his annual base salary, payable at the discretion of the Board or the compensation committee. Pursuant to the Lev Agreement, Mr. Lev is also eligible to receive healthcare benefits as may be provided from time to time by us to our employees generally, to participate in our 401(k) plan and to receive paid time off annually in accordance with our policies in effect from time to time. Additionally, if Mr. Lev is removed as Interim President, the Company shall make a $25,000 cash payment to Mr. Lev.

Michael Fox

On March 13, 2026, the Company and Michael Fox entered into an offer letter (the “Fox Agreement”), pursuant to which Mr. Fox agreed to serve as the Company’s Chief Operating Officer, effective April 17, 2026. The Fox Agreement provides for an annual base salary of $505,000, less applicable withholding taxes and other deductions, paid semi-monthly in accordance with the Company’s customary payroll practices (subject to annual review, and as such amount may be adjusted from time to time at the Company’s discretion). In addition, Mr. Fox is entitled to receive, subject to employment on the applicable date of bonus payout, an annual target discretionary bonus of up to 40% of his annual base salary, payable at the discretion of the Board or the compensation committee. Pursuant to the Fox Agreement, Mr. Fox is also eligible for future equity grants under the Company’s long-term incentive equity program, healthcare benefits as may be provided from time to time to employees generally, to participate in the Company’s 401(k) plan, and paid time off annually in accordance with our policies in effect from time to time. The Fox Agreement also provides for an inaugural grant of 70,000 restricted stock units, which shall vest one-third on each anniversary of the April 17, 2026 (provided that Mr. Fox remains employed in good standing by the Company on any applicable vesting date, and, provided further that the restricted stock units may be subject to potential acceleration of vesting upon a double-trigger change in control as defined in our Executive Severance Policy.

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OUTSTANDING EQUITY AWARDS AT THE END OF 2025

The following table provides information about outstanding options, units and stock awards issued by us that were held by each of our NEOs as of December 31, 2025. None of our NEOs held any other equity awards from the Company as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Award Grant Date	Option Expiration Date	Award Grant Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)
Daniel S. Goldberger(2)	-	-	-	-	-	8/4/2023	16,667	$74,835
	-	-	-	-	-	1/16/2024	50,000	224,500
	-	-	-	-	-	1/18/2025	40,000	179,600
Joshua S. Lev	6,666	-	11.55	1/14/2022	1/14/2032	-	-	-
	13,333	6,667	4.5	7/31/2023	7/30/2033	-	-	-
	-	-				1/12/2024	10,667	47,895
	-	-				1/15/2025	10,000	44,900

(1)	Value in this column is based on the closing price of our common stock on Nasdaq on the last business day of fiscal 2025 ($4.49).
(2)	As described herein, effective April 1, 2026, Mr. Goldberger retired as Chief Executive Officer.

Equity Compensation Policy

While we do not have a formal written policy in place with regard to the timing of certain equity awards in relation to the disclosure of material nonpublic information, our Board and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about our company that has not been publicly disclosed. It has been our practice generally to grant initial equity awards to our officers and non-employee directors in connection with their hiring or appointment to the Board, as applicable. We generally intend to issue equity awards to our officers at approximately the same time each year, typically in close proximity to the first regularly scheduled meeting of our Compensation Committee each fiscal year. In addition, non-employee directors receive automatic grants of initial and annual equity awards, at the time of a director’s initial appointment or election to the Board and at the time of each annual meeting of our stockholders, respectively, pursuant to our Non-Employee Director Compensation Policy. Option grants generally are effective on the date the award determination is made by the Compensation Committee or the Board, as the case may be, and the exercise price of options is typically based upon the Fair Market Value of our common stock as defined in our 2018 Plan.

For additional information, see our Non-Employee Director Compensation Policy, which is included as an exhibit to our Registration Statement on Form S-1, filed with the SEC on August 23, 2023. See also the 2018 Plan, which is included as an exhibit to our Quarterly Report on Form 10-Q for the period ended March 31, 2023, filed with the SEC on May 3, 2023.

During the fiscal year ended December 31, 2025, we did not award any equity awards to a named executive officer in the period beginning four business days before the filing of a periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information, and ending one business day after the filing or furnishing of such report.

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POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Under our Executive Severance Policy, if we terminate an eligible member of our senior management team without “cause” or if the executive resigns for “good reason” (as those terms are defined below), subject to the executive’s timely execution and non-revocation of a release, we will provide the following severance benefits: (i) severance payment in an amount equal to six months of base salary (or (a) one year of base salary and (b) target annual incentive bonus for the year in which the termination of employment occurred in the case of our Chief Executive Officer), payable in equal installments over the six-month period (or over the one-year period in the case of our Chief Executive Officer), (ii) the accrued but unpaid annual incentive bonus, if any, for the year ended prior to the executive’s termination of employment payable at the same time as annual bonuses for such year are paid to other members of the senior management team, (iii) an annual incentive bonus, if any, for the year in which the executive’s termination of employment occurred based on actual performance and pro-rated for the period of employment during such year through the executive’s termination of employment; provided that no such pro-rated bonus shall be payable unless the period of employment during such year exceeds six months and which will be payable at the same time annual incentive bonuses for such year are paid to other members of the senior management team, and (iv) reimbursement of COBRA premiums for group health continuation coverage paid by the terminated executive for the duration of the “severance period” (as defined below). If the termination without cause or resignation for good reason occurs within two years after a “change in control” we will provide the following severance benefits in lieu of the benefits provided in the previous sentence: (i) a lump sum severance payment in an amount equal to one year of base salary (or one and one-half (1.5) years of the sum of base salary and target annual incentive bonus in the case of our Chief Executive Officer), (ii) an annual incentive bonus, if any, for the year in which the executive’s termination of employment occurred based on actual performance and pro-rated for the period of employment during such year through the executive’s termination of employment; provided that no such pro-rated bonus shall be payable unless the period of employment during such year exceeds six months and which will be payable at the same time annual incentive bonuses for such year are paid to other members of the senior management team, (iii) reimbursement of COBRA premiums for group health continuation coverage paid by the terminated executive for the duration of the severance period, and (iv) acceleration of vesting for all outstanding equity compensation and an extension of the period of time to exercise outstanding stock options and stock appreciation rights until the earlier of 150 days following the executive’s termination of employment or the original expiration date for such options or stock appreciation rights.

For purposes of the Executive Severance Policy, “cause” means any of the following: (a) the executive’s willful failure to fulfill, in any material respect, his or her duties and responsibilities to us (other than by reason of death, illness or disability); (b) the executive’s willful misconduct, gross negligence or willful acts of personal dishonesty in the performance of his or her duties to us that directly, materially and demonstrably impairs or damages our property, goodwill, reputation, business or finances; (c) the conviction of, or plea of nolo contendere by, the executive to, a felony or a crime involving moral turpitude that materially and demonstrably impairs or damages our property, goodwill, reputation, business or finances; (d) the executive’s commission of fraud or embezzlement against us; (e) the executive’s willful or intentional violation of any lawful policy that directly, materially and demonstrably impairs or damages our property, goodwill, reputation, business or finances; or (f) the executive’s breach of the terms of any confidentiality and assignment agreement, which contains restrictive covenants in favor of us.

For purposes of the Executive Severance Policy “good reason” means any of the following (a) any material reduction in the executives base annual compensation prior to a “change in control”; provided, however, that a reduction in the executives base annual compensation will not constitute “good reason” if we reduce the annual base compensation of all participants in the Executive Severance Policy on a substantially equivalent basis; (b) any material reduction in the executive’s base annual compensation during the period commencing on or after a “change in control” and ending on the second anniversary of a “change in control”; (c) any material diminution in the executive’s authority, duties, offices, title or responsibilities; or (d) a transfer of executive’s principal place of employment to a location that is more than 30 miles from the executive’s then current principal place of employment.

For purposes of the Executive Severance Policy, “severance period” means the number of months set forth in the table below based on the executive’s employment position at the time of his involuntary termination of employment that results in the executive’s termination for “good reason”:

Severance Period
Employment Position	Prior to a Change in Control or on or After the Second Anniversary of a Change in Control	Two-Year Period After a Change in Control
CEO:	12 months	18 months
All Other Participants:	6 months	12 months

In connection with the appointment of Mr. Lev as Chief Financial Officer effective October 2024, we agreed to increase (i) the severance period for Mr. Lev under the Executive Severance Policy from six months to 12 months, and (ii) the Severance Multiple (as defined in the Executive Severance Policy) payable to Mr. Lev from 0.5 to 1.0. If Mr. Lev is removed as Interim President, but retains his position of Chief Financial Officer, such removal shall not constitute a material diminution in the Mr. Lev’s authority, duties, offices, title or responsibilities.

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PAY VERSUS PERFORMANCE

Pay vs. Performance

As required by SEC rules, we are providing the following information about the relationship between executive compensation that the SEC deems to have been “actually paid” to our principal executive officer, or “PEO”, and our other named executive officers, or “Other NEOs”, for purposes of comparing their “compensation” to the value of our shareholders’ investments and our net income (loss), for fiscal years 2025, 2024 and 2023.

The amounts of “Compensation Actually Paid” set forth below in the tables are calculated pursuant to a particular formula required by the SEC that treats the increase or decrease in the value of outstanding equity awards as amounts “actually paid” to the NEO, regardless of whether the NEO realized any gain from such fluctuation in equity value. As a result of the methodology required by the SEC, such amounts may include amounts that have not been actually earned or realized by our PEO and Other NEOs, including in respect of restricted stock unit awards issued to them. Vesting conditions for many of these awards have not yet been satisfied. As a result, this information does not necessarily reflect or align with the value of compensation that is actually paid to, or received or realized by, our PEO and Other NEOs.

For more information, please refer to the “Outstanding Equity Awards Table at the End of 2025”, including the market value of unvested awards, if any, as of December 31, 2025, based on the closing price of our common stock on Nasdaq on the last business day of fiscal 2025 ($4.49).

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for Other NEOs (3)	Average Compensation Actually Paid to Other NEOs (4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (5)	Net Income (Loss)
2025	$1,636,687	$226,173	$707,480	$333,571	$116.32	$(13,966,000)
2024	$1,618,585	$2,689,668	$600,704	$764,441	$419.95	$(11,886,000)
2023	$1,281,333	$1,337,859	$679,291	$741,704	$154.15	$(18,834,000)

(1)	The dollar amounts reported are the amounts of total compensation reported for our former PEO, Daniel Goldberger, in the Summary Compensation Table of our Annual Report on Form 10-K for fiscal years 2025, 2024 and 2023.

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(2)	The dollar amounts reported represent the amount of “Compensation Actually Paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Goldberger during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year that are unvested as of the end of the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year for unvested awards, (iii) the vest date value of equity awards issued and vested during the reported fiscal year, and (iv) reduced by the value at the end of the prior fiscal year of unvested equity awards granted in prior years that were forfeited in the reported year.

(3)	The dollar amounts reported are the average of the total compensation reported for our Other NEOs in the Summary Compensation Table of our Annual Report on Form 10-K for fiscal years 2025, 2024 and 2023, namely Brian Posner for 2024 and 2023, and Joshua S. Lev for 2025 and 2024.

(4)	The dollar amounts reported represent the average of the “Compensation Actually Paid”, as computed in accordance with SEC rules. The dollar amounts reported are the average of the amounts of total compensation reported for our Other NEOs during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year that are unvested as of the end of the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year for unvested awards, (iii) the vest date value of equity awards issued and vested during the reported fiscal year, and (iv) reduced by the value at the end of the prior fiscal year of unvested equity awards granted in prior years that were forfeited in the reported year.

(5)	Assumes an investment of $100 for the period starting on January 1, 2023 through the end of the listed fiscal year. The closing prices of the Company’s common stock as reported on Nasdaq, as applicable, on the following trading days were: (i) $3.86 on December 30, 2022; (ii) $5.95 on December 29, 2023; (iii) $16.21 on December 31, 2024; and (iv) $4.49 on December 31, 2025.

To calculate the amounts of compensation actually paid to each of the PEO and Other NEOs reported in the table above, the following amounts were deducted from and added to (as applicable) compensation as reported in the Summary Compensation Table:

	PEO			Other NEOs
	2025	2024	2023	2025	2024	2023
Summary Compensation Table Total	$1,636,687	$1,618,585	$1,281,333	$707,480	$600,704	$679,291
Less: Grant Date Fair Value of Equity Awards (1)	(788,198)	(486,000)	(230,000)	(178,580)	(98,720)	(79,415)
Less: Prior Year-End Fair Value of Equity Awards Granted in Prior Years that Forfeited During the Fiscal Year	-	-	(40,553)	-	(70,957)	-
Add: Year-End Fair Value of Equity Awards Granted in the Year	331,600	1,215,750	297,500	66,480	259,360	105,680
Add: Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	(781,333)	342,000	-	(201,580)	75,817	28,966
Add: Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	(172,583)	(667)	29,579	(60,229)	(1,763)	7,182
Compensation Actually Paid	$226,173	$2,689,668	$1,337,859	$333,571	$764,441	$741,704

(1)	Represents the grant date fair value of the equity awards as reported in the Summary Compensation Table.

In accordance with Item 402(v) requirements, the fair values of unvested and outstanding equity awards were remeasured as of the end of each fiscal year, and as of each vesting date, during the years displayed in the table above. For a discussion of the assumptions made in the valuation at grant, see Note 14 to the Consolidated Financial Statements included in our Form 10-K.

Relationship Between Pay and Performance

Our “Total Shareholder Return” or “TSR”, as set forth in the above table, increased by 16% during the three years ended December 31, 2025. In addition, our net loss for 2025 improved by 26% as compared to 2023, from $(18,834,000) in 2023 to $(13,966,000) in 2025. Although TSR and net income (loss) generally are not dispositive specific performance measures in our executive compensation program, they may be considered alongside other discretionary performance criteria by our Board and compensation committee in seeking to align executive compensation with the long-term interests of our shareholders and Company performance.

“Compensation Actually Paid” to our PEO decreased by 83% over the same period, from $1,337,859 in 2023 to $226,173 in 2025; and “Compensation Actually Paid” to our Other NEOs decreased by 55% over the same period, from $741,704 in 2023 to $333,571 in 2025.

In addition to base salary and discretionary target bonus opportunities, our executive compensation program seeks to align executive officers’ long-term interests with those of our shareholders through equity grants to incentivize a long-term increase in shareholder value, but does not specifically align the Company’s performance measures with Compensation Actually Paid (as defined by SEC rules) for a particular year. “Compensation Actually Paid” in the tables above is calculated pursuant to SEC rules and reflects cash compensation actually paid as well as changes to the fair values of equity awards during the applicable fiscal years based on year-end or vesting date stock prices as well as various accounting valuation assumptions and does not reflect the actual amounts earned during the year by our PEO and Other NEOs. “Compensation Actually Paid” fluctuates annually largely due to whether we pay discretionary performance bonuses and the impact of changes in our stock price on the calculation of “Compensation Actually Paid” from year to year.

29

DIRECTOR COMPENSATION

Our Non-Employee Director Compensation Policy is intended to provide a total compensation package that enables us to attract and retain qualified and experienced individuals to serve as directors and to align our directors’ interests with those of our stockholders.

Annual Director Cash Compensation

We pay each of our non-employee directors a cash retainer for service on the Board.

Effective October 1, 2023, the retainers payable to non-employee directors for service on the Board and for service on each standing committee of the Board on which the director is a member became as follows:

Annual Board Service Retainer
All non-employee directors (other than the Chairman of the Board)	$50,000
Non-executive Chairman of the Board	$80,000
Annual Committee Chair Service Retainer
Chair of the Audit Committee	$20,000
Chair of the Compensation Committee	$15,000
Chair of the Nominating & Governance Committee	$10,000

Annual Committee Member Retainer (other than Committee Chair)

Audit Committee	$10,000
Compensation Committee	$7,500
Nominating and Governance Committee	$5,000

These retainers are payable in quarterly installments on the 15th day of the second month of each calendar quarter, provided that no payment will be made to any director who is no longer serving as a non-employee member of the Board on the relevant payment date.

Each member of the Board is entitled to be reimbursed for reasonable travel and other expenses incurred in connection with attending meetings of the Board and any committee of the Board on which he or she serves.

Annual Director Equity Compensation

All non-employee director equity compensation set forth below is granted under the 2018 Plan. All stock options granted under this plan and the Non-Employee Director Compensation Policy are nonstatutory stock options, with an exercise price per share equal to 100% of the Fair Market Value (as defined in the 2018 Plan) of the underlying shares of common stock on the date of grant, and a term of 10 years from the date of grant (subject to earlier termination in connection with a termination of service as provided in the 2018 Plan).

Initial Equity Grant

Under the Non-Employee Director Compensation Policy each new non-employee director receives an inaugural equity grant valued at $150,000. The inaugural grants vest in equal monthly increments over a three-year period from the grant date (subject to earlier vesting in the case of a change of control as defined in the 2018 Plan). James C. Theofilos and Elena Bonfiglioli received an initial equity award under the Non-Employee Director Compensation Policy in 2025.

Annual Equity Grant

On September 2, 2025, the date of our last annual meeting of stockholders, the Board approved annual equity awards valued at $140,000 to the Chairman of the Board, and $100,000 to each of the other five continuing non-employee directors. All such annual awards vest in 12 equal monthly installments on the next annual meeting of stockholders, subject to earlier vesting in the case of a change of control (as defined in the 2018 Plan).

30

Summary Compensation Table

The following table shows certain information with respect to the compensation of all our non-employee directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Elena Bonfiglioli(3)	12,500	149,996	-	162,496
F. Peter Cuneo(4)	60,000	-	-	60,000
Thomas J. Errico, M.D. (5)	75,000	139,995	-	214,995
John P. Gandolfo(5)	75,000	99,998	-	174,998
Julie A. Goldstein	62,500	99,998	-	162,498
Thomas M. Patton(5)	70,000	99,998	-	169,998
Charles S. Theofilos, M.D.(4)	15,625	-	-	15,625
James C. Theofilos(3)	30,000	149,996		179,996
Patricia Wilber(5)	65,000	99,998	-	164,998

(1)	Represents the grant date fair value of (i) annual equity awards, granted on September 2, 2025, of 19,011 shares to John P. Gandolfo, Thomas M. Patton, Charles S. Theofilos, M.D., and Patricia Wilber, and 26,615 shares to Dr. Errico, (ii) an inaugural equity award, granted on August 1, 2025, of 22,156 shares to James C. Theofilos (iii) an inaugural equity award, granted on September 10, 2025, of 30,549 shares to Elena Bonfiglioli. The awards were granted as either RSUs or deferred stock units (“DSUs”). Amounts in this column do not reflect the actual economic value that may be realized by the applicable non-employee director.
(2)	Amounts in this column do not reflect the actual economic value that may be realized by the applicable non-employee director.
(3)	Inaugural equity awards vest in 12 equal quarterly installments over a period of 36 months from the grant date, subject to the grantee’s continued service to us on the applicable vesting date and earlier vesting upon a change of control of our Company.
(4)	Mr. Cuneo served as the Chairman of the Board until the 2025 annual meeting of stockholders on September 2, 2025, at which he did not stand for reelection. Dr. Theofilos resigned from the Board on February 24, 2025.
(5)	Annual equity awards vest in 12 equal monthly installments from the grant date, provided that such grants shall become fully vested on (i) the one-year anniversary of the grant date and (ii) the close of business one business day prior to our next annual stockholder meeting following the grant date, whichever is earlier, subject to the grantee’s continued service to us on the applicable vesting date and earlier vesting upon a change of control of our Company.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information regarding our equity compensation plans as of December 31, 2025.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,073,352	$32.56	255,179
Equity compensation plans not approved by security holders	20,000	-	-
Total	1,093,352	$32.56	255,179

In accordance with the terms of the 2018 Plan, effective January 1, 2026, the Board increased the number of shares available for issuance under the 2018 Plan by 459,078 shares of common stock, which was an amount equal to approximately 4% of the shares of common stock outstanding on a fully diluted basis as of December 31, 2025.

From time to time, the Company may issue inducement grants outside of the 2018 Plan under Nasdaq Listing Rule 5635(c)(4).

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS POLICY AND PROCEDURES

We have adopted a written Related Party Transaction Policy that set forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. A related person includes directors, executive officers, beneficial owners of 5% or more of any class of our voting securities, immediate family members of any of the foregoing persons, and any entities in which any of the foregoing is an executive officer or is an owner of 5% or more ownership interest.

Under the policy, related person transactions with the scope of the policy must be reviewed and approved by our audit committee.

In considering related person transactions, our audit committee will take into account the relevant available facts and circumstances including, but not limited to:

●	the related person’s interest in the related person transaction;
●	the approximate dollar value of the amount involved in the related person transaction;
●	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
●	whether the transaction was undertaken in the ordinary course of business;
●	whether the transaction with the related person is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
●	the purpose of, and the potential benefits to us of, the transaction; and
●	any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The Related Party Transaction Policy requires that, in determining whether to approve, ratify or reject a related person transaction, the audit committee must review all relevant information available to it about such transaction, and that it may approve or ratify the related person transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. The review, approval or ratification of a transaction, arrangement or relationship pursuant to the Related Party Transaction Policy does not necessarily imply that such transaction, arrangement or relationship is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the SEC.

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Insider Trading Policy and Employee, Officer and Director Hedging

We have adopted a written insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, which the Company believes is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards. The insider trading policy prohibits subject individuals from purchasing financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

CERTAIN RELATED PARTY TRANSACTIONS

Except for the transactions described in this section, there have been no transactions since January 1, 2024 involving an amount in excess of $120,000 to which we have been a participant and in which any of its directors, executive officers or holders of more than 5% of its share capital, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Director Compensation.”

An executive of the Company co-founded and is President of the Vagus Nerve Society, a society dedicated to the ongoing education and training of scientists and clinicians and the power of the vagus nerve and its application in a broad spectrum of health-related conditions. During 2025, the Company agreed to provide an unrestricted educational grant of $120,000 to the Vagus Nerve Society. We provided the Vagus Nerve Society $100,000 of educational and directed research grants during 2025.

On July 11, 2024, the Company and a member of our Board entered into a consulting agreement for consulting and advisory services to the Company’s Chief Executive Officer for a one-year term as of the completion of his service on the Board, effective as of immediately prior to the Company’s 2025 annual meeting of stockholders held on September 2, 2025. The director will be paid an hourly or per diem fee for such services rendered, if any, and was granted a stock option to purchase 50,000 shares of common stock of the Company at an exercise price of $6.43 per share, which shall vest and be exercisable in 12 equal monthly installments, subject to full vesting, if earlier, immediately prior to the Company’s 2025 annual meeting of stockholders or a change of control, in each case so long as the director remains in continuous service to the Company through such date. We provided $3,000 of hourly per diem fees during 2025 under the foregoing consulting agreement.

On October 4, 2024, the Company and a former executive entered into a consulting agreement pursuant to which the former executive will provide financial and accounting consulting services to the Company on an hourly basis for 12 months after the effective date of his retirement, which has been extended and may be subject to additional extensions upon mutual agreement. We provided $4,600 of hourly fees during 2025 under the foregoing consulting agreement.

On June 9, 2025, the Company entered into a license agreement with a Chinese company beneficially owned by Zhang Tianyi, a beneficial owner of greater than 5% of our share capital. The license agreement provides the Chinese company with access to develop products based on certain patents associated with our nVNS technology in certain territories. In consideration for the license, the Company shall receive a 10% royalty on the net sales generated by the licensor in the territory. During 2025, the Company did not receive any royalties under the license agreement.

Effective as of March 17, 2026, the Company and Dan Goldberger entered into a separation agreement pursuant to which Mr. Goldberger retired from the Company and has agreed to provide advisory and transition services to the Company following April 1, 2026 for a period of one year The agreement also provides Mr. Goldberger the right, but not the obligation, to invest on a pari passu basis to other investors in connection with any offering of the Company’s equity securities to third party investors for capital raising purposes through August 31, 2028, on the terms, conditions and limitations set forth in the agreement, a copy of which was filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 19, 2026.

Indemnification Agreements

Our bylaws contain provisions limiting the liability of directors and providing that we will indemnify each of our directors to the fullest extent permitted under the General Corporation Law of the State of Delaware or any other applicable law. Our bylaws also provide the Board with discretion to indemnify our officers and employees when determined appropriate by the Board.

In addition, we have entered and expect to continue to enter into agreements to indemnify our non-employee directors as determined by the Board. With specified exceptions, these agreements provide for indemnification for related expenses including, among other things, attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these provisions in its governing documents and indemnification agreements are necessary to attract and retain qualified persons as directors. We also maintain customary directors’ and officers’ liability insurance.

33

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our notice of internet availability of proxy materials. A single set of notices will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or us. Direct your written request to electroCore, Inc., Attn: Corporate Secretary, 200 Forge Way, Suite 205, Rockaway, NJ 07866. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ADDITIONAL INFORMATION

You can obtain a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 from the SEC’s website at http://www.sec.gov, or without charge upon written request to: electroCore, Inc., Attn: Corporate Secretary, 200 Forge Way, Suite 205, Rockaway, NJ 07866.

NEXT YEAR’S ANNUAL MEETING

Stockholder Proposals for Inclusion in the Proxy Materials for the 2027 Annual Meeting of Stockholders

For stockholders to present proper proposals (other than nominations of directors) for inclusion in our proxy materials for the 2027 annual meeting of stockholders on a timely basis, the relevant information must be received by our Corporate Secretary at our principal executive offices, 200 Forge Way, Suite 205, Rockaway, NJ 07866, on or before March 22, 2027; provided that in the event that the date of the 2027 annual meeting is advanced more than 30 days prior to, or delayed by more than 30 days after, the anniversary of this year’s annual meeting, the relevant information must be received by us no later than the deadline set forth in a public announcement made by us, which deadline will be a reasonable time after that public announcement and a reasonable time before we begin to print and send its proxy materials for the 2027 annual meeting. All such proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of the stockholder proposals in company-sponsored proxy materials.

Stockholder Proposals for Consideration at the 2027 Annual Meeting of Stockholders, but not for Inclusion in the Proxy Materials

Our amended and restated bylaws also require advanced notice of any stockholder proposal to be proposed, but not included in our proxy materials for the 2027 annual meeting (other than the nomination of candidates for election as a director). Any stockholder considering such a proposal should carefully review our amended and restated bylaws, which describe the timing, procedural and substantive requirements for such proposal. Proposals of matters for consideration at the 2027 annual meeting of stockholders, but not for inclusion in the proxy materials, must be received no earlier than May 11, 2027 and no later than June 10, 2027; provided that in the event that the date of the 2027 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting, notice by a stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

34

Director Nominations by a Stockholder for the 2027 Annual Meeting of Stockholders

Our amended and restated bylaws also require advanced notice of any stockholder proposal for nomination of candidates for election as a director. Any stockholder considering a proposal for nomination of candidates for election as a director should carefully review our amended and restated bylaws, which describe the timing, procedural and substantive requirements for such proposal. Proposals for director nominations must be received no earlier than May 11, 2027 and no later than June 10, 2027; provided that in the event that the date of the 2027 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting, notice by a stockholder to be timely must be received no earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made.

Director Nominations by a Stockholder Intending to Solicit Proxies for the 2027 Annual Meeting of Stockholders

In addition to satisfying all the requirements under our bylaws, to comply with the SEC’s new universal proxy rules for our 2027 annual meeting, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth all of the information required by Rule 14a-19 under the Exchange Act no later than July 10, 2027 provided that the date of the meeting has not changed by more than 30 calendar days. If such meeting date is changed by more than 30 days, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Exchange Act, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination. To make a submission or to request a copy of our amended and restated bylaws, stockholders should contact our Corporate Secretary.

General Requirements

Any proposal must be delivered to, or mailed and received by, our Corporate Secretary at our principal executive offices, in writing and in proper form, and must set forth the information required by our amended and restated bylaws and applicable requirements under the Exchange Act rules described above. Any adjournment or postponement of an annual meeting for which notice or a public announcement has been given or made shall not commence a new time period (or extend any time period) for the giving of any stockholder’s notice as described in this section entitled “Next Year’s Annual Meeting.”

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

Dated: July 20, 2026

35

SCAN TO VIEW MATERIALS & VOTE

ELECTROCORE, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 7, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/ECOR2026**

Use the Internet to access the virtual annual meeting. Have the 16-digit control number included on your proxy card or the instructions that accompanied your proxy materials.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on September 7, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01805-P54666 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ELECTROCORE, INC.

The Board of Directors recommends you vote FOR each director named below:

	For All	Withhold All	For All Except
1. Election of directors until the 2029 annual meeting of stockholders.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Thomas J. Errico, M.D.
02) James C. Theofilos
03) Elena Bonfiglioli

The Board of Directors recommends you vote FOR proposals 2 and 3:

	For	Against	Abstain
2. Ratification of appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
3. Approval, by non-binding advisory vote, of the resolution approving named executive officer compensation.	☐	☐	☐

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T01806-P54666

ELECTROCORE, INC.
Annual Meeting of Stockholders
September 8, 2026 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Joshua Lev and Thomas J. Errico, M.D. or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of electroCore, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time on September 8, 2026, virtually via the Internet at www.virtualshareholdermeeting.com/ECOR2026 and at any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponements thereof.

Continued and to be signed on reverse side

Your **Vote** Counts!

ELECTROCORE, INC.

2026 Annual Meeting
Vote by September 7, 2026
11:59 PM ET.

ELECTROCORE, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

T01815-P54666

You invested in ELECTROCORE, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 8, 2026.**

Get informed before you vote

View the Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 25, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

September 8, 2026
9:00 AM Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/ECOR2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of directors until the 2029 annual meeting of stockholders. **Nominees:** 01) Thomas J. Errico, M.D. 02) James C. Theofilos 03) Elena Bonfiglioli	For
2.	Ratification of appointment of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For
3.	Approval, by non-binding advisory vote, of the resolution approving named executive officer compensation.	For

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

T01816-P54666